UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 25, 2013 (July 22, 2013)

Date of Report

(Date of earliest event reported)

SYNOVUS FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 22, 2013, Synovus Financial Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters named therein (collectively the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company an aggregate of 5,200,000 shares of the Company’s Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C, no par value and $25.00 liquidation preference per share (the “Series C Preferred Stock”).

The shares of Series C Preferred Stock were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration Statement No. 333-190011) (as may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the offer and sale of the Series C Preferred Stock are described in the Company’s final prospectus supplement, as filed with the Commission on July 24, 2013 pursuant to Rule 424(b)(5) of the Securities Act, which supplements the Company’s prospectus, as filed with the Commission on July 18, 2013 and contained in the Registration Statement.

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and is incorporated into this Item 1.01 by this reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1 to this Report.

Item 3.03	Material Modification to Rights of Security Holders.

On July 24, 2013, the Company filed Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Amendment”) with the Georgia Secretary of State Division of Corporations setting forth the terms of the Series C Preferred Stock.

The Series C Preferred Stock ranks senior to the Company’s common stock and equally with its Series A Preferred Stock, which the Company intends to redeem, and at least equally with each other series of preferred stock it may issue (except for any senior series that may be issued with the requisite consent of the holders of the Series C Preferred Stock and all other parity stock), with respect to the payment of dividends and distributions upon liquidation, dissolution or winding up.

Under the terms of the Series C Preferred Stock, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any preferred stock ranking on parity with or junior to the Series C Preferred Stock is subject to certain restrictions in the event that the Company fails to declare and pay dividends on the Series C Preferred Stock for the then-current dividend period. In addition, in the event the Company liquidates, dissolves or winds-up its business and affairs, either voluntarily or involuntarily, the Company is required to pay the holders of the Series C Preferred Stock a liquidating distribution of $25.00 per share, plus any declared and unpaid dividends, before the Company makes any distribution of assets to the holders of the Company’s common stock or any other class or series of shares ranking junior to the Series C Preferred Stock. These restrictions and requirements are set forth in the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Report, and the information in the Articles of Amendment is incorporated into this Item 3.03 by this reference. The description of the terms of the Articles of Amendment in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2013, the Company filed the Articles of Amendment with the Georgia Secretary of State Division of Corporations setting forth the terms of its Series C Preferred Stock consisting of 5,200,000 shares.

The Company will pay non-cumulative cash dividends on the Series C Preferred Stock, when, as and if declared by the Company’s Board of Directors or a duly authorized committee of the Board, based on the $25.00 liquidation preference at a per annum rate equal to (1) 7.875% for each dividend period from the original issue date to, but excluding August 1, 2018 (the “Fixed Rate Period”), and (2) three-month LIBOR plus 6.39% for each dividend period from and including August 1, 2018 through the redemption date of the Series C Preferred Stock, if any (the “Floating Rate Period”). Dividends on the Series C Preferred Stock will be payable when, as, and if declared by the Company’s Board of Directors or a duly authorized committee of the Board, in arrears, quarterly on February 1, May 1, August 1 and November 1 of each year, beginning on November 1, 2013.

The Series C Preferred Stock has a liquidation preference of $25.00 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends. Liquidating distributions will be made on the Series C Preferred Stock only to the extent the Company’s assets are available after satisfaction of all liabilities to creditors and subject to the rights of holders of any security ranking senior to the Series C Preferred Stock, and pro rata with any other shares of the Company’s stock ranking equal to the Series C Preferred Stock.

The Series C Preferred Stock is perpetual and does not have any maturity date. The Series C Preferred Stock is redeemable at the Company’s option (i) in whole or in part, from time to time, on any dividend payment date on or after August 1, 2018, or (ii) in whole, but not in part, at any time within 90 days following a regulatory capital treatment event (as defined in the Articles of Amendment), in each case at a redemption price equal to $25.00 per share, plus any declared and unpaid dividends, without accumulation of any undeclared dividends. Accordingly, the Series C Preferred Stock will remain outstanding indefinitely unless and until the Company decides to redeem it and receives the prior approval of the Board of Governors of the Federal Reserve System applicable to bank holding companies to do so. The Series C Preferred Stock has no preemptive or conversion rights.

The Series C Preferred Stock has no voting rights except with respect to (i) in the case of certain dividend non-payments only, the election of two directors; (ii) authorizing, increasing the authorized amount of, or issuing senior stock; (iii) authorizing material and adverse changes to the terms of the Series C Preferred Stock, whether by merger consolidation or otherwise; and (iv) as otherwise required under Georgia law.

A copy of the Articles of Amendment designating the Series C Preferred Stock is filed as Exhibit 3.1 to this Report, and the information in the Articles of Amendment is incorporated into this Item 5.03 by this reference. The description of the terms of the Articles of Amendment in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1. A copy of the form of certificate representing the Series C Preferred Stock is filed as Exhibit 4.1 to this Report, and the information in the form of certificate is incorporated into this Item 5.03 by this reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement and, as such, the Company is filing the following exhibits to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated July 22, 2013 by and between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in the agreement.

3.1	Articles of Amendment with respect to the Series C Preferred Stock.

4.1	Form of Certificate representing the Series C Preferred Stock.

5.1	Opinion of Alana L. Griffin, Deputy General Counsel of the Company, regarding validity of the shares.

23.1	Consent of Alana L. Griffin (included in Exhibit 5.1 hereof).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: July 25, 2013	By:	/s/ Samuel F. Hatcher
	Name:	Samuel F. Hatcher
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated July 22, 2013 by and between the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in the agreement.

3.1	Articles of Amendment with respect to the Series C Preferred Stock.

4.1	Form of Certificate representing the Series C Preferred Stock.

5.1	Opinion of Alana L. Griffin, Deputy General Counsel of the Company, regarding validity of the shares.

23.1	Consent of Alana L. Griffin (included in Exhibit 5.1 hereof).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).